Summary of the Motivational Online Movie Production Agreement between Celebrity Enterprise Co., Ltd. ("SEG") and Flu Idea Studio ("FIS") dated September 17, 2014

SEG agree to engage FIS to film a movie entitled "Xiao Wei" for NTD 5,000,000 to be completed by December 31, 2014. The movie shall be 25 minutes' long. Compensation for the main cast shall not exceed NTD 1,000,000. The cast shall be approved by SEG in advance.

FIS shall be responsible to market the movie and SEG shall be responsible for the compensation of the cast for their appearances at news conference, not to exceed NTD 1,000,000.

The intellectual property rights of the movie shall belong to SEG.

FIS shall arrange for the movie to be shown in one of the six online platforms in mainland China. FIS also has the right to broadcast the movie on satellite channels or the Central Movie Channel in China. Profits from such broadcast shall be distributed to SEG and FIS equally.

Both FIS and SEG are entitled to seek product placement advertisements in the movie. To the extent that such advertisement is introduced by FIS, FIS shall have 20% of the fee as commission.

FIS shall also be entitled to receive 10% of the pre-tax profit as incentive, calculated as below:

Total revenue from the movie – cost of production = pre-tax profit * 10% = incentive

SEG shall pay 10% of the total fee (NTD 500,000) within 10 days of signing the agreement. After all product placement advertisements are in place and the parties agreed on the cast, SEG shall pay 40% of the total fee (NTD 2,000,000) to FIS. One week before filming, SEG shall pay 20% of the fee (NTD 1,000,000). After 50% of the filming is completed, SEG shall pay 20% of the fee (NTD 1,000,000) and three days after the broadcast of the movie, SEG shall pay 10% of the fee (NTD 500,000).

If FIS cannot arrange for the broadcast of the movie or use the cast approved by SEG pursuant to the agreement, all fees shall be returned to SEG.

勵志系列網路電影委託製作發行協定

定製方(簡稱甲方)：Celebrity Enterprise Co., Ltd

承製方(簡稱乙方)：流感創意工作室

影片片名（暫定）:「小 薇」（888 黑金谷飲品）

第一條：網路電影委託製作發行合作計劃

甲、乙雙方本著互利互惠的原則，經友好協商，達成以下協議：

1、甲方委託乙方製作勵志系列網路電影，由甲方出資定製，乙方承製。

2、網路電影製作發行合作計畫，雙方商定本合約之電影片出品人為陳安之，製作人為洪啟瑞及 陳長志 。

協定期限: 自簽約日起至 2014 年 12 月 31 日。

甲方委託乙方拍攝、製作、(鼓勵發行)網路微電影 1 集「勵志系列」，成片長度**每集 25 分鐘（含片頭片尾）**，

單集價格新台幣 伍佰萬 元（之前已付 10 萬劇本啟動金含在製作費中，但不包含主演員費用），主演員費用上限為**新台幣 壹佰萬 元**

第二條、甲方權利和義務：

1、由甲方全數投資，甲方需向乙方分期支付（具體分期細節見第五條款）此協定之全額費用共計新台幣 伍佰萬 元整(NT$ 5,000,000 -)，由製作費、宣傳費、發行費以及不可預見等費用組成。

2、乙方應按甲方指定並同意的主演員及次演員安排演出，同時每 1 集至少任用甲方同意的 1 位明星主演員及 2~4 位次演員，如出現意見分歧需調整協商，演員名單需經甲方書面同意後才生效。

3、乙方有義務於影片完成前後，在預算許可與甲方同意之下，為該影片以各項方式宣傳。涉及到相關藝人至上海參加甲方舉辦記者會宣傳費用將由甲方支付，雙方就實際情況再做商議。主演員之藝人演出費及其出席新聞發

佈記者會之費用可另計，兩項費用共計以不超過新台幣貳佰萬為原則；若有超出此預算之特殊要求，乙方需先徵得甲方同意，以書面簽署為依據。

4、參與本電影的演員配合演出，經甲方書面同意後，有使用影片片段作為藝人本身的 MV，或宣傳的權利，乙方或藝人同時無需向甲方另再支付費用，但需事先取得甲乙書面同意。

第三條、**財產及權利歸屬**

因依本協定攝製電影片所形成的全部有形財產和無形財產及其衍生權利，除法律、法規另有規定、或甲乙雙方另有約定外、均屬甲方所有，其中，前揭無形財產包括但不限於電影片著作權、商業運作、電影宣傳推廣過程中衍生出來的所有其他具有財產性質的知識產權收入。

第四條、乙方權利和義務：

1、乙方必須嚴格按照甲方所規定的時間範圍內 (至 2014 年 12 月 31 日止)，進行各項目拍攝及製作，且成片各項技術指標均需達到播出要求，如出現核實內容之外的影像品質相關問題，由乙方負責，並採取相應補救措施。

2、影片開拍前，乙方需主動配合甲方所簽訂廣告贊助客戶或其贊助品牌之置入製作要求及建議執行製作；**但甲方不得未經協商而隨意指揮製作或在開拍後執意置入**，如果因此造成乙方工作量增加或延誤交片時間，乙方有權要求甲方另行付費。

3、乙方不得向外洩露**甲方提供**的保密**相關資料**，並應對甲乙雙方合作的**協定內容**進行絕對保密。

4、乙方承諾該項目將在合同有效期限內在中國大陸地區六大網路視頻平臺之一以上播出（ 愛奇藝、優酷、騰訊視頻、樂視網、PPTV ）。

5、乙方也有權利優先進行該項目在電視台之衛星頻道和中央電視台電影頻道的發行，該部分獲取的利潤將**扣除發行所需費用**，剩餘部分甲乙雙方對半分成。

6、乙方必須拍攝幕後花絮以及劇照作為項目推廣宣傳使用，並交給甲方留存。

7、甲乙雙方皆有招商和洽談廣告置入的權利，由乙方招商的廣告贊助費用中，甲方得提 20%佣金予乙方。

8、由乙方承製發行的影片次年度結算後若有盈餘，甲方願意與乙方協議利潤分成做為激勵機制，分成公式如下：

乙方承製影片總發行收入 - 製作成本=發行稅前盈餘×10% = 分成金額。

（應按上市公司財務報表經雙方會計師結算，分成金額將於次年 2 月底發放）

9、乙方保證此影片之內容絕無侵害第三人智慧財產權、肖像權等任何合法權利或違反任何有關媒體傳播、廣播電視等法律法規的情形，如甲方因本約影片內容侵害他人著作權被第三人主張權利，或被有關機關依法追究責任的，概由乙方負責解決並承擔相應責任。甲方因此而遭受任何損害，該損害包括但不限於甲方被要求支付的所有或部分債務本金、法定利息、約定利息、逾期利息及罰息、手續費及其它收費、違約金、損害賠償金以及所承擔的權利主張方實現債權的費用（包括但不限於訴訟費用、律師費用、公證費用及執行費用）和其它應付款項，乙方應負責全額予以賠償。

10、乙方有義務在本合約約定的期限內交付成片，若本片非因乙方無故意過失，而因其他因素(包括但不限於甲方未按期付款或有超出腳本內容或拍攝成本之外的實質性修改要求)，或因出於不可抗力等因素而導致製作無法按期交付成片，則交片日期需經雙方協商同意而順延，並乙方需依協商之日期補附書面文件。

第五條、付款及審片方式：

1、付款方式：

1)簽約日起 10 日內支付本合約訂金額 10 %，計新台幣 伍拾萬 元正(NT$ 500,000-)。甲乙雙方開始啟動贊助廣告招商，乙方應於 30 日內簽定甲方指定該集影片的主演員 1 人的書面演出意向同意書並出示甲方存檔，否則視同違約，乙方應退還甲方已支付之款項，甲方有權暫停或終止本合約，

並向乙方請求損害賠償。後續款項支付方式分別按照下列執行進展進行結款：

2）每集或每部招足贊助金額時(30-90 天內)，甲方備齊贊助廠商及置入性行銷資訊，即書面通知乙方。乙方需等甲方之置入性行銷內容寫入劇本及腳本，甲方審核內容無誤後，甲方通知乙方正式啟動開拍，乙方談定所有主演員及次演員、執行團隊後向甲方做提報並出示所有主演員及次演員演出書面合約給甲方核實存檔，甲方認可後三日內甲方需向乙方支付該集（部）款項的 40 %，即新台幣 貳佰萬 元整 （NT$ 2,000,000- ）。

3）在乙方開始進行製作、拍攝該項目前一周內，甲方需向乙方支付該集（部）款項的 20 %，即新台幣 壹佰萬 元整 (NT$1,000,000-)。

4）乙方開拍後，即拍攝量進行至一半時(乙方需先向甲方提報拍攝工作計畫)，甲方需向乙方支付該集（部）款項的 20 % ，即新台幣 壹佰萬 元正(NT$ 1,000,000-)。

5）乙方拍攝、後製完畢並按照平臺交帶規格完成該項目的製作並通過中國大陸所有發行行政審批手續，且將播出帶全部交給甲方並安排上前列 6 大網路電影平台之一播出後三日內，甲方向乙方支付該集（部）款項的 10 %，即新台幣 伍拾萬 元整（NT$ 500,000- ）。

2、 匯款資料：

銀行名稱: ____________________

銀行地址：____________________

SWIFT CODE：____________________

收款人帳號:____________________

收款人戶名:____________________

第六條、不可抗力：

1. 若在本協定書履行期間發生不可抗力事件,受到不可抗力影響的一方的義務

在不可抗力事件持續的期限內自動中止，其履行期限自動延長，延長時間等同於中止期間，該方無需為此承擔任何責任。

2. 提出受不可抗力影響的一方應及時以書面形式通知另一方，並在發出通知後的 30 日內向另一方提供不可抗力發生以及持續期間的充分證據，雙方應就不可抗力立即進行協商，尋求一項雙方認可的解決方案，盡力將不可抗力造成的影響降至最低。
3. 本協定書不可抗力是指不能預見、不能避免或不能克服、使得本協定書一方部分或完全不能履行本協定書的客觀情況，包括但不限於地震、颱風、洪水、火災、戰爭、罷工、暴動、政府行為、法律規定或其適用的變化等。
4. 不可抗力事件或其影響持續超過 30 天，且未達成認可的解決方案，任何一方皆可通過書面形式通知對方終止本協定書。

第七條、**其他免責**：

1. 非因雙方當事人的過錯，出現本協定書規定的不可抗力事件以外的雙方當事人不能控制的情況，包括不限於天氣反常以及電影片主要演員生病，受到意外傷害或死亡等，致使電影片的拍攝延遲，甲乙雙方應立即採取補救措施，並協商確定拍攝計畫拖延的時間，因此未能按原拍攝計畫完成電影片的拍攝，甲乙雙方均無需承擔違約責任。
2. 若本條規定的情況致使電影片的拍攝遲延超過 180 天，任何一方皆可通過書面形式通知對方而終止本協定書。

第八條、**通知**

1. 根據本協定書需要一方向另一方發出的全部通知以及雙方的資訊往來及與本協定書約定的通知和要求等，必須用書面形式，可採用書信、傳真、電報、當面送交等方式傳遞，以上方式無法送達的，方可採取公告送達的方式。
2. 各方通訊位址如下所列

   甲方通訊位址如下：臺北市大安區忠孝東路 4 段 46 號 10 樓。

   乙方通訊位址如下：臺北市萬華區武昌街二段 38 號 3 樓。

3. 各方變更通知或通訊位址，應自變更之日起 30 日內，以書面形式通知對方。否則，由未通知方承擔由此而引起的相關責任，且他方依本協定書前項所列地址所為之送達，視為已完成合法送達。

第九條、合同變更

本協定書履行期間，發生的特殊情況時，甲乙任何一方需變更協定書的，要求變更一方應及時書面通知對方，徵得對方同意後，雙方在規定的時限內(書面通知發出 30 天內）簽訂書面變更協定，該協定將成為協定書不可分割的部分。未經雙方簽署書面檔，任何一方無權變更本協定，否則，由此造成的經濟損失，由責任方承擔。

第十條、合同的轉讓

除本協定書中另有規定外或經雙方協商同意外，本協定書所規定雙方的任何權利和義務，任何一方在未經徵得另一方書面同意之前，不得轉讓給第三者，**包括但不限於**乙方**再委製第三方公司的任何轉讓**，未經另一方書面明確同意，均屬無效，若有轉讓情事發生時，甲方得向乙方求償已付乙方金額的全部金額。

第十一條、違約處理

1、本協議一經簽訂，雙方均應認真履行協議，不得違約，守約方有權追究違約方的責任並要求賠償相應的實際經濟損失，向對方索賠以及承擔相應的法律責任。

2、本協議若因雙方以外的自然災害或其它不可預計、抗拒並克服的情形致使製作進度受阻，不屬違約行為，由此造成的經濟損失雙方協商解決

3、如乙方未能按照合約要求：

一：在網路媒體播出。

二：**沒有啟用甲方同意的藝人**

則乙方必須全額退還甲方之前所有已支付資金。

第十二條、補充條款:

本協定未盡事宜，雙方友好協商解決，亦可簽訂補充協定，其補充協定與本協定同等有效；協商不成，以甲方所在地為司法管轄地通過法律途徑解決。

第十三、條其它條款：

本合同自甲、乙雙方簽字之日起生效。

本合同一式兩份，雙方各執一份，並具同等法律效力。

未盡事宜雙方本著友好合作精神協商解決，如協商不成則通過**訴訟程序**解決，合同管轄法院為**合同履行地台北地方法院**。

甲方:

地址:台北市忠孝東路 4 段 46 號 10 樓

簽字（章）:

日期：

乙方：__流感創意工作室_______

地址: 台北市萬華區武昌街二段 38 號三樓

簽字（章）:

日期：2014/9/17

附件：演員名單